                                                                     EXHIBIT 1.2

                            UNDERWRITING AGREEMENT

                               NUEVO FINANCING I


                     2,000,000 TRUST PREFERRED SECURITIES



                                                               December 18, 1996


J.P. Morgan Securities Inc.
Salomon Brothers Inc
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

     Nuevo Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters") an aggregate of 2,000,000 of its $2.875 Term Convertible Securities, Series A (the "Underwritten Trust Preferred Securities") and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Trust Preferred Securities, up to an additional 300,000 of its $2.875 Term Convertible Securities, Series A (the "Option Trust Preferred Securities"). The Underwritten Trust Preferred Securities and the Option Trust Preferred Securities are herein referred to as the "Trust Preferred Securities."

     The Trust Preferred Securities will be guaranteed (the "Guarantee") by Nuevo Energy Company, a Delaware corporation (the "Company"), to the extent described in a Preferred Securities Guarantee Agreement to be dated as of the Closing Date and will be convertible into the common shares, $.01 par value, of the Company ("Nuevo Common Stock"). The Company will also be the holder of one hundred percent of the common securities representing undivided beneficial interests in the assets of the Trust (the "Trust Common Securities," and together with the Trust Preferred Securities, the "Trust Securities"). The Trust will use the proceeds from the sale of the Trust Securities to purchase from the Company an equal aggregate principal amount of its 5.75% Convertible Subordinated Debentures due December 15, 2026 (the "Convertible Debentures") to be issued under a subordinated debenture (the "Base Indenture") dated as of November 25, 1996 between the Company and Wilmington Trust Company, as trustee (the "Indenture Trustee"), as supplemented by the First Supplemental Indenture to be dated as of the Closing Date (the "Supplemental Indenture," and together with the Base Indenture, the "Indenture"). The Trust has been created and continued under Delaware law pursuant to an Amended and Restated Declaration of Trust (the "Declaration") to be executed by the Company
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and by the trustees of the Trust (the "Nuevo Trustees"), all of whom have been appointed by the Company, as holder of one hundred percent of the Trust Common Securities. A majority of the Nuevo Trustees (the "Regular Trustees") are persons who are employees or officers of or affiliated with the Company. One Nuevo Trustee, Wilmington Trust Company, is unaffiliated with the Company and shall act as institutional trustee ("Institutional Trustee") and as Indenture Trustee for the purposes of the Trust Indenture Act of 1939 (the "Trust Indenture Act").

     The Company and the Trust have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a base prospectus, relating to the Trust Preferred Securities. The registration statement as amended at the time when it became effective on November 25, 1996, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement," and the base prospectus dated November 25, 1996, as supplemented by the prospectus supplement relating to the Trust Preferred Securities, in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus." If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     Each of the Trust and the Company hereby agree with the Underwriters as follows:

     1. The Trust agrees to issue and sell the Underwritten Trust Preferred Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties of the Trust and the Company herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Trust the respective number of Underwritten Trust Preferred Securities set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price per Underwritten Trust Preferred Security (the "Purchase Price") of $50.00.

     In addition, the Trust agrees to issue and sell the Option Trust Preferred Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties of the Trust and the Company herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from

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the Trust up to an aggregate of 300,000 Option Trust Preferred Securities at the
Purchase Price plus accumulated Distributions, if any, from December 23, 1996, for the sole purpose of covering over-allotments (if any) in the sale of the Underwritten Trust Preferred Securities by the several Underwriters.

     If the Option Trust Preferred Securities are to be purchased, the number of Option Trust Preferred Securities to be purchased by each Underwriter shall be the number of Option Trust Preferred Securities which bears the same ratio to the aggregate number of Option Trust Preferred Securities being purchased as the number of Underwritten Trust Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Underwritten Trust Preferred Securities being purchased from the Trust by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Trust Preferred Securities as the Underwriters in their sole discretion shall make.

     The Underwriters may exercise the option to purchase the Option Trust Preferred Securities at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Underwriters to the Trust. Such notice shall set forth the aggregate number of Option Trust Preferred Securities as to which the Option is being exercised and the date and time when the Option Trust Preferred Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     2. The Trust and the Company understand that the Underwriters intend (i) to make a public offering of the Trust Preferred Securities as soon after the parties hereto have executed and delivered this Agreement, as in the judgment of the Underwriters is advisable, and (ii) initially to offer the Trust Preferred Securities upon the terms set forth in the Prospectus.

     3. Payment for the Trust Preferred Securities shall be made by wire transfer in immediately available funds, to the account specified by the Trust to the Underwriters no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below), in the case of the Underwritten Trust Preferred Securities, on December 23, 1996, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriters and the Trust may agree upon in writing or, in the case of the Option Trust Preferred Securities, on the date and time specified by the Underwriters in the written notice of the Underwriters' election to purchase such Option Trust Preferred Securities. The time and date of such payment for the Underwritten Trust Preferred Securities is referred to herein as the "Closing Date," and the time and date of such payment for the Option Trust Preferred Securities, if other than the Closing Date, is referred to herein as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City or Houston, Texas.

     Payment for the Trust Preferred Securities to be purchased on the Closing Date or the

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Additional Closing Date, as the case may be, shall be made against delivery to the Underwriters for the respective accounts of the several Underwriters of the Trust Preferred Securities to be purchased on such date registered in such names and in such denominations as the Underwriters shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Trust Preferred Securities duly paid by the Company. The certificates for the Trust Preferred Securities will be made available for inspection and packaging by the Underwriters at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     As compensation to the Underwriters for their commitments hereunder, the Company on the Closing Date or the Additional Closing Date, as the case may be, will pay, or cause to be paid, to J.P. Morgan Securities Inc., for the accounts of the several Underwriters, an amount equal to $1.375 per Trust Preferred Security for the Trust Preferred Securities to be delivered by the Trust hereunder on the Closing Date or the Additional Closing Date, as the case may be. The Company will pay or cause to be paid such commission payable to the order of J.P. Morgan Securities Inc. in immediately available funds to the account specified by J.P. Morgan Securities Inc. no later than noon the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     4. Each of the Trust and the Company jointly and severally represent and warrant to each Underwriter that:

          (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust and the Company in writing by such Underwriter expressly for use therein;

          (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of each of the Trust and the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Trust or the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain any untrue statement of a material fact or omit to state any

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     material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, as of the date of the Prospectus and any amendments or supplements thereto and at the Closing Date or the Additional Closing Date, as the case may be, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust or the Company in writing by such Underwriter expressly for use therein;

          (c) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and as of such time none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (d) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly, the consolidated financial position of the Company and the Company's consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly, the information required to be stated therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and is based upon good faith estimates and assumptions believed by each of the Trust and the Company to be reasonable, and the adjustments used therein are appropriate to give pro forma effect to the transactions referenced therein; such pro forma information has been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical transactions included or incorporated by reference in the Registration Statement and the Prospectus; the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis

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     consistent with such financial statements and the books and records of the
     Company;

          (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of the Company's subsidiaries, or any material adverse change, or any development reasonably likely to involve a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and the Company's subsidiaries taken as a whole, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus; and except as set forth, incorporated by reference or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

          (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (g) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the outstanding shares of capital stock of each corporate subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except for 20%, 50% and 27.88% of the outstanding common stock of Bright Star Gathering, Inc., Sepulveda Oil & Gas Company and The Los Angeles Oil Company, respectively, and as otherwise set forth or incorporated by reference in the Prospectus, are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

          (h) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, has the trust power and authority to conduct its affairs as presently conducted and as described in the Registration Statement and the Prospectus, and is not required to be authorized to do business in any

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     other jurisdiction; the Trust has not conducted any business, entered into any agreements or incurred any debt or obligations other than the execution of this Agreement and the consummation of the transactions contemplated hereby;

          (i) this Agreement has been duly authorized, executed and delivered by the Trust and the Company;

          (j) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Indenture Trustee, will be as of the Closing Date, a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity and public policy;

          (k) the Declaration has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company, and assuming due authorization, execution and delivery thereof by the Nuevo Trustees and the Institutional Trustee, the Declaration will, as of the Closing Date or the Additional Closing Date, as the case may be, be a valid and binding agreement of the Company, the Nuevo Trustees and the Institutional Trustee, in each case enforceable in accordance with its terms, subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity and public policy;

          (l) the Guarantee has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company, and upon execution and delivery thereof by the Company and assuming the due authorization, execution and delivery thereof by the trustee under the Guarantee, the Guarantee will, as of the Closing Date or the Additional Closing Date, as the case may be, be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity and public policy;

          (m) the Convertible Debentures have been duly authorized and, when executed by the Company, authenticated by the Indenture Trustee, issued in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Registration Statement and the Prospectus, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity and public policy;

          (n) the Trust Preferred Securities have been duly authorized by the Declaration and, when issued and delivered in accordance with the terms of this Agreement and the Declaration, will be validly issued undivided beneficial interests in the assets of the Trust, and the issuance of such Trust Preferred Securities will not be subject to any preemptive or similar rights. The Trust Common Securities to be issued to the Company will be authorized by the Declaration and, when executed in accordance with the terms of the Declaration and delivered to the Company against payment therefor as described in the Registration Statement and the Prospectus, will represent validly issued undivided beneficial interests in the assets of the Trust;

          (o) the shares of Nuevo Common Stock initially issuable upon the conversion of the Convertible Debentures and the Trust Preferred Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights;

          (p) the Company has an authorized capitalization as set forth in the Prospectus and the authorized capital stock conforms as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to any preemptive or similar rights; and, except as described or incorporated by reference in or contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

          (q) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its respective certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and the Company's subsidiaries, taken as a whole; the issue and sale of the Trust Securities and the performance by the Company of its obligations under this Agreement, the Declaration, the Guarantee and the Indenture, the issuance and sale of the Convertible Debentures, and the conversion of the Convertible Debentures and the Trust Preferred Securities into Nuevo Common Stock, and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over

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     the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Trust Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Trust Securities by the Underwriters;

          (r) the Trust is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, the Declaration or any other agreement or instrument to which the Trust is a party; the issue and sale of the Trust Preferred Securities and the performance by the Trust of its obligations under this Agreement, the Declaration and the Guarantee and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Trust is a party or by which the Trust is bound, nor will any such action result in any violation of the provisions of the Declaration or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Trust Preferred Securities or the consummation by the Trust of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Trust Preferred Securities by the Underwriters;

          (s) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceeds pending or, to the knowledge of the Company, threatened against or affecting the Trust, the Company or any of its subsidiaries or any of their respective properties or to which the Trust, the Company or any of its subsidiaries is or may be a party or to which any property of the Trust, the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Trust, the Company or any of the Company's subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the Trust or on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (t) the Company and its subsidiaries have good and indefeasible title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any property held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property by the Company or its subsidiaries;

          (u) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described or incorporated by reference therein;

          (v) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Trust Securities other than the Selling Stockholders described in the Prospectus;

          (w) the Trust is not, and after giving effect to the offering and sale of the Trust Preferred Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Company is not, and after giving effect to the issuance of the Convertible Debentures and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act;

          (x) the Company is not an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (y) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act;

          (z) the Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

          (aa) the Company and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been

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     or might reasonably be expected to be asserted or threatened against the
     Company or any subsidiary;

          (bb) each of the Company and its subsidiaries owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where noncompliance with such laws and regulations would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (cc) there are no existing or, to the best knowledge of the Company, threatened labor disputes with the employees of the Company or any of its subsidiaries which are likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (dd) the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (ee) in the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (ff) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended, ("Code"). No prohibited transaction, within the meaning of
     Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

          (gg) the Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (hh) there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any subsidiary is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting creditors' rights generally or the availability of equitable remedies, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (ii) the Company maintains insurance policies currently in effect, including levels of deductibles, that are customary in the oil and gas industry. Such policies provide coverage for operations of the Company and its subsidiaries in amounts and covering such risks as the Company believes is necessary to conduct its business;

          (jj) neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation;

          (kk) except as described or incorporated by reference in the Prospectus, as of the date hereof, (i) all royalties, rentals, deposits and other amounts due on the oil and gas properties of the Company have been properly and timely paid, and no proceeds from the sale or production attributable to the oil and gas properties of the Company are currently being held in suspense by any purchaser thereof, except where such amounts due could not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (ii) there are no claims under take-or-pay contracts pursuant to which natural gas purchasers have any make-up rights affecting the interests of the Company in its oil and gas properties, except where such claims could not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (ll) except as described or incorporated by reference in the Prospectus, as of the date hereof, the aggregate undiscounted monetary liability of the Company for petroleum taken or received under any operating or gas balancing and storage agreement relating to its oil and gas properties that permits any person to receive any portion of the interest of the Company in any petroleum or to receive cash or other payments to balance any disproportionate allocation of petroleum could not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (mm) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Nuevo Common Stock; and

          (nn) neither the Company nor any subsidiary of the Company is a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5. Each of the Trust and the Company covenants and agrees with each of the several Underwriters as follows:
          (a) to use its best efforts, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Trust Preferred Securities; and to furnish copies of the Prospectus to the

     Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Underwriters may reasonably request;

          (b) to deliver, at the expense of the Company, to the Underwriters three (3) signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein, and, during the period mentioned in paragraph 5(e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriters may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Underwriters a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Underwriters reasonably object;

          (d) to advise the Underwriters promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (v) of the occurrence of any event, within the period referenced in paragraph 5(e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vi) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Trust Preferred Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Trust Preferred Securities, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Trust Preferred Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Trust Preferred Securities is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Trust Preferred Securities may have been sold by the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Trust Preferred Securities, the Guarantee, the Convertible Debentures and the Nuevo Common Stock for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Trust Preferred Securities; provided that neither the Company nor the Trust shall be required to file a general consent to service of process in any jurisdiction;

          (g) to make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement of the Company covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) for five years following the date hereof, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of the Trust Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

          (i) for a period of 90 days after the date hereof not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Nuevo Common Stock ("Stock") or any securities convertible into or exercisable or exchangeable for Stock or (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (x) or (y) above is settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of J.P. Morgan Securities Inc.; provided that, notwithstanding the foregoing, during such period (i) the Trust may sell the Trust Preferred Securities to the Underwriters as contemplated hereunder, (ii) the Company may sell the Convertible Debentures to the Trust as contemplated hereunder,
     (iii) the Company may issue Stock upon conversion of any Convertible Debentures, (iv) the Company may issue Stock pursuant to existing stock incentive plans, (v) the Company may issue Stock upon conversion of the 7% Cumulative Convertible Preferred Stock, and (vi) the Company may issue Stock or other rights to acquire Stock as consideration for acquired businesses, provided such shares or rights are subject to resale restrictions equivalent to those held by directors of the Company;

          (j) to use its best efforts to list, subject to notice of issuance, the Trust Preferred Securities on the New York Stock Exchange (the "Exchange");

          (k) to reserve and keep available at all times, free of preemptive rights, Nuevo Common Stock for the purpose of enabling the Company to satisfy any obligations to issue Nuevo Common Stock upon the conversion of the Convertible Debentures and the Trust Preferred Securities; and

          (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Trust Preferred Securities and the Convertible Debentures, including any transfer taxes payable in connection with the transfer of Trust Preferred Securities to the Underwriters, (ii) of the Company, its counsel and its accountants incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Trust Preferred Securities, the Guarantee, the Convertible Debentures and the Nuevo Common Stock under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees of counsel for the Underwriters and its disbursements),
     (iv) in connection with the listing of the Trust Preferred Securities on the Exchange, (v) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the preliminary and supplemental blue sky memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) the cost of preparing security certificates, (viii) the cost and charges of any transfer agent and any registrar, (ix) the fees and expenses of the Trustee and the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Convertible Debentures, and (x) the fees and expenses associated with obtaining ratings for the Trust Preferred Securities from nationally recognized statistical rating organizations.

     6. The several obligations of the Underwriters hereunder to purchase the Trust Preferred Securities on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company and the Trust of their respective obligations hereunder and to the following additional conditions:

          (a) the Registration Statement shall be effective on the date hereof (if a post-effective amendment is required to be filed by the Securities Act, such post-effective amendment shall have become effective not later than 5:00 p.m., New York City time, on the date hereof) and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Underwriters;

          (b) the representations and warranties of the Trust and the Company contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and the Trust and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

          (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or the Trust by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capital stock or long-term debt of the Trust, the Company or any of the Company's subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management financial position, stockholders' equity or results of operations of the Trust or the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the reasonable judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Trust Preferred Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Trust, the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the

     Prospectus;

          (e) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, certificates of an executive officer of the Company and of a Regular Trustee of the Trust, with specific knowledge about the Company's and the Trust's financial matters, satisfactory to the Underwriters to the effect set forth in subsections 6(a) through 6(c) (with respect to the respective representations, warranties, agreements and conditions of the Company or the Trust) hereof and to the further effect that there has not occurred any material adverse change, or any development reasonably likely to involve a prospective material adverse change, in or affecting the general affairs, business, prospects, management financial position, stockholders' equity or results of operations of the Trust or the Company and its subsidiaries, taken as a whole, from that set forth or contemplated in the Registration Statement;

          (f) Richards, Layton & Finger, special Delaware counsel for the Trust and the Company shall have given to the Underwriters their written opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

               (ii) under the Declaration and the Delaware Business Trust Act, the Trust has the trust power and authority (i) to own property and conduct its business, all as described in the Prospectus and the Prospectus Supplement, (ii) to issue and sell the Trust Securities in accordance with the Declaration, and as described in the Prospectus and Prospectus Supplement, and to perform its other obligations under the Declaration, this Agreement and the Trust Securities, (iii) to deliver this Agreement, and (iv) to consummate the transactions contemplated by this Agreement;

               (iii) the Declaration constitutes a valid and binding obligation of the Company and the Nuevo Trustees, and is enforceable against the Company and the Nuevo Trustees, in accordance with its terms, subject to the effect upon the Declaration of (x) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (y) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (z) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iv) the Trust Common Securities have been authorized by the Declaration and are duly and validly issued and undivided beneficial interests in the assets of the Trust;

               (v) the Trust Preferred Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth in paragraph 6(f)(vi) below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust;

               (vi) the holders of the Trust Preferred Securities, as beneficial owners of the Trust will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that the holders of Trust Preferred Securities may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Trust Preferred Securities Certificates and the issuance of replacement Trust Preferred Securities Certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration;

               (vii) under the Declaration and the Delaware Business Trust Act, the issuance of the Trust Securities is not subject to preemptive rights;

               (viii) the issuance and sale by the Trust of the Trust Securities and the delivery and performance by the Trust and the consummation of the transactions contemplated by this Agreement do not violate (i) the Declaration, or (ii) any applicable Delaware law, rule or regulation;

               (ix)  under the Declaration and the Delaware Business Trust Act,
          (i) issuance and sale by the trust of the Trust Securities and the delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust, and (ii) assuming the due authorization, execution and delivery of (x) this Agreement by the Company as depositor under the Declaration on behalf of the Trust, and
          (y) the Trust Preferred Securities Certificates for the Trust Preferred Securities by a Regular Trustee on behalf of the Trust and assuming the due authentication of the Trust Preferred Securities Certificates by the Institutional Trustee, this Agreement has been duly delivered by the Trust and the Trust Preferred Securities Certificates have been duly executed and delivered by the Trust;

               (x) no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Trust Preferred Securities, the consummation by the Trust of the transactions contemplated by this Agreement or the compliance by the Trust of its obligations under this Agreement;

               (xi) the holders of Trust Preferred Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware; and

               (xii) after due inquiry on December ___, 1996, limited to, and solely to the extent disclosed thereupon, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States Federal District Court sitting in the State of Delaware, such counsel is not aware of any legal or governmental proceeding, pending against the Trust;

          (g) Butler & Binion, L.L.P., counsel for the Company and the Trust, shall have furnished to the Underwriters their written opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company is the sole record owner, directly or indirectly, of all of the capital stock or equity interest, as the case may be, of each of its subsidiaries, other than Bright Star Gathering, Inc., of which the Company owns 80% of the outstanding common stock;

               (iv) other than as set forth or contemplated in the Prospectus, to the best of such counsel's knowledge, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threat ened by others; and such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (v) the authorized capital stock of the Company conforms as to legal matters, in all material respects, to the description thereof contained in the Prospectus;

               (vi) the shares of Nuevo Common Stock initially issuable upon the conversion of the Convertible Debentures and the Trust Preferred Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive or similar rights;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the Guarantee has been duly authorized, executed and delivered by the Company and the Guarantee is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to (x) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (y) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (z) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (ix) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to (x) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (y) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (z) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (x) the Convertible Debentures have been duly authorized, executed and delivered by the Company in accordance with the provisions of the Indenture and, assuming they have been duly authenticated in accordance with the provisions of the Indenture, constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to (x) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (y) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (z) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (xi) the Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and nothing has come to such counsel's attention that would cause them to believe that (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xii) the statements in the Prospectus under the captions "Risk Factors," "Nuevo's Financing I," "Description of the TECONS," "Description of the

          Guarantee," "Description of the Convertible Debentures," "Effect of Obligations under the Convertible Debentures and the Guarantee," "Description of Debt Securities," "Description of the Capital Stock," "Certain Anti-Takeover Provisions," "Description of Warrants," "Description of Trust Preferred Securities," "Description of Trust Preferred Securities Guarantee," "Description of Existing Indebtedness" and "Plan of Distribution," in each case insofar as they describe legal documents or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

               (xiii) the execution and delivery by the Company of this Agreement, the Declaration, the Guarantee and the Indenture and the performance by the Company of its obligations hereunder and thereunder, the issuance and sale of the Convertible Debentures by the Company and the consummation by the Company of the other transactions contemplated by this Agreement will not constitute a breach of or default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any applicable law or statute or, to the best of such counsel's knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Convertible Debentures, the Trust Preferred Securities and the Guarantee;

               (xiv) to the best of such counsel's knowledge, other than this Agreement, the Declaration and the Trust Securities, there are no agreements or instruments binding on the Trust that are material to the Trust, and, to the best of such counsel's knowledge, there is no judgement, order or decree of any governmental body, agency or court having jurisdiction over the Trust;

               (xv) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, (other than the financial statements and related schedules therein and other financial and statistical data, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities

          Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

               (xvi) although the discussion set forth in the Prospectus under the heading "Certain Federal Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Trust Preferred Securities, in such counsel's opinion such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Trust Preferred Securities under current law; and

               (xvii) the Registration Statement has become effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending under the Securities Act.

          In rendering such opinions, Butler & Binion, L.L.P. may rely as to matters involving the application of laws other than the laws of the United States and the State of Delaware and New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws. Such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Trust and of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence, qualification or good standing of the Trust and of the Company and its subsidiaries. The opinion of such counsel shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraphs (xi) and (xv) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

          The opinion of Butler & Binion, L.L.P. described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (h) Richards, Layton & Finger, special Delaware counsel for the Delaware Trustee shall have given to the Underwriters their written opinion dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) Wilmington Trust Company is a Delaware banking corporation, duly incorporated, validly existing and in good standing, with full power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration, the Indenture and the Guarantee;

               (ii) Wilmington Trust Company has been authorized to perform its obligations under the Certificate of Trust, the Declaration, the Indenture and the Guarantee; the Declaration under Delaware law constitutes a legal, valid and binding obligation of Wilmington Trust Company, enforceable against it in accordance with its terms, subject to the effect upon the Declaration of (x) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (y) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (z) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iii) no consent, approval of authorization of, or registration with or notice to, any Delaware banking authority is required for the execution, delivery or performance by Wilmington Trust Company of the Declaration, the Indenture or the Guarantee; and

               (iv) Wilmington Trust Company has it principal place of business in the State of Delaware; Wilmington Trust Company satisfies for the Trust the requirements set forth in Section 3807(a) of the Business Trust Act.

          The opinion of Richards, Layton & Finger described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (i) on the date of the Prospectus and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date or the Additional Closing Date, as the case may be, KPMG Peat Marwick L.L.P. shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

          (j) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Vinson & Elkins L.L.P., counsel to the Underwriters, with respect to the due authorization and valid issuance of the Trust Preferred Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (k) the Trust Preferred Securities to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance;

          (l) on or prior to the Closing Date or the Additional Closing Date, as the case may be, each of the Trust and the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters shall reasonably request; and

          (m) the "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and each of the executive officers and directors of the Company, relating to sales and certain other dispositions of Nuevo Common Stock or certain other securities, delivered to you or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

     7. Each of the Trust and the Company jointly and severally agree to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Trust Preferred Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Trust or the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any Underwriter expressly for use therein; provided, that if any preliminary prospectus or the Prospectus contained any alleged untrue statement of a material fact or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and such statement or omission shall have been corrected in a revised preliminary prospectus or in the Prospectus (as amended or supplemented), the Company and the Trust shall not be liable to any Underwriter pursuant to this paragraph with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Trust Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the revised preliminary prospectus or the Prospectus as so amended or supplemented, as the case may be, containing a correction that cures such alleged misstatement or omission, if the Company has timely provided copies of such corrected preliminary prospectus or Prospectus to the Underwriters in accordance with Section 5(b) hereof.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Nuevo Trustees, the Company, its directors, its officers who sign the Registration Statement and each person who controls the Trust or the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Trust or the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect or which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. Any such separate firm for the Trust, the Regular Trustees, the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Trust Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the Indemnified Person fails to give the notice referred to in the immediately preceding paragraph, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Trust and the Company and the total underwriting compensation received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Trust Preferred Securities. The relative fault of the Trust and the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Company by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Trust Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has other wise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Trust Preferred Securities set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusively and shall not limit any rights or remedies which may otherwise by available to any indemnified party at law or in equity.

     The indemnity and contribution agreements contained in Section 7 and the representations and warranties of the Trust and the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust or the Company, its officers or directors or any other person controlling the Trust or the Company and (iii) acceptance of and payment for any of the Trust Preferred Securities.

     8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Trust Preferred Securities) may be terminated in the absolute discretion of the Underwriters, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Trust Preferred Securities, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which, in the judgment of the Underwriters, makes it impracticable to market the Trust Preferred Securities being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of any post-effective amendment to the Registration Statement by the Commission.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Trust or the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Trust, the Company, the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Trust Preferred Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Trust Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Underwriters jointly or by J.P. Morgan Securities Inc. on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by certified or registered mail postage prepaid or by overnight delivery by a nationally recognized delivery service or if transmitted by any standard form of telecommunication. Notices shall be deemed effective upon receipt. Notices to the Underwriters shall be given to the Underwriters, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: 212/648-5705);
Attention: Syndicate Department. Notices to the Company or the Trust shall be given to it at Nuevo Energy Company, 1331 Lamar, Suite 1650, Houston, Texas 77010; Attention: Michael D. Watford, or at such other address as the Company or the Trust shall deliver to the Underwriters.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                              Very truly yours,

                              NUEVO FINANCING I

                              By:  NUEVO ENERGY COMPANY, as Sponsor


                              By:  /s/ Michael D. Watford
                                 ------------------------
                                  Name:  Michael D. Watford
                                  Title:    President and Chief Executive
                                            Officer


                              NUEVO ENERGY COMPANY


                              By:  /s/ Michael D. Watford
                                 ------------------------
                                  Name:  Michael D. Watford
                                  Title:    President and Chief Executive
                                            Officer

Accepted:  December 18, 1996

J.P. MORGAN SECURITIES INC.
SALOMON BROTHERS INC

By:  J. P. MORGAN SECURITIES INC.
     Acting on behalf of itself and the
      several Underwriters listed in
      Schedule I hereto.

     By:  /s/ Ferrell P. McClean
        ------------------------
        Name:  Ferrell P. McClean
        Title:    Managing Director

                                  SCHEDULE I

-----------                                                           ----------------------
UNDERWRITER                                                                 NUMBER OF
                                                                        UNDERWRITTEN TRUST
                                                                       PREFERRED SECURITIES
                                                                          TO BE PURCHASED
J.P. Morgan Securities Inc...........................................         1,000,000
Salomon Brothers Inc.................................................         1,000,000
                                                                              ---------

          Total......................................................         2,000,000
                                                                              =========

                                                                       EXHIBIT A
                                                                       ---------

                               LOCK-UP AGREEMENT


                               December ___, 1996


J.P. Morgan Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Keegan & Company, Inc.
PaineWebber Incorporated
As Representatives of the several Underwriters
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

J.P. Morgan Securities Inc.
Salomon Brothers Inc
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Dear Ladies and Gentlemen:

     The undersigned understands that certain of you propose to enter into (i) an Underwriting Agreement (the "TECONS Underwriting Agreement") with Nuevo Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust") and Nuevo Energy Company, a Delaware corporation (the "Company"), providing for the public offering (the "TECONS Public Offering") by you of 2,000,000 of the Trust's $_____ Term Convertible Securities, Series A and up to an additional 300,000 of the Trust's $_____ Term Convertible Securities, Series A, solely to cover over-allotments (collectively, the "TECONS") and (ii) an Underwriting Agreement (the "Common Stock Underwriting Agreement" and, together with the TECONS Underwriting Agreement, the "Underwriting Agreements") with the Company, The 1818 Fund, L.P. and United Investors Management Company (the "Selling Stockholders") providing for the public offering (the "Common Stock Public Offering" and, together with the TECONS Public Offering, the "Public Offerings") by you of 1,860,000 shares of the common stock $.01 par value, of the Company (the "Nuevo Common Stock"), and up to an aggregate of 278,605 additional shares of Common Stock, solely to cover over-allotments. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreements.

     In consideration of your agreement to purchase and make the Public Offerings, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned

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

hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on your behalf, the undersigned will not, during the period ending 90 days after the date of the prospectus supplement relating either to the TECONS or the Common Stock (the "Prospectus"), (1) offer, pledge to sell, file a registration statement relating to, announce the intention to sell, sell, issue, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Nuevo Common Stock or any securities convertible into or exercisable or exchangeable for Nuevo Common Stock (including, without limitation, Nuevo Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Nuevo Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Nuevo Common Stock or such other securities, in cash or otherwise.

     Notwithstanding the preceding paragraph, this lock-up agreement shall not prohibit any transfer or other disposition by the undersigned involving any of the following: (1) a transfer or disposition of shares of Nuevo Common Stock to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or the undersigned retains the entire beneficial interest; (2) a transfer or disposition of shares of Nuevo Common Stock on his or her death to the undersigned's estate, executor, administrator or personal representative or to the undersigned's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution; (3) a transfer or disposition of shares of Nuevo Common Stock as a bona fide gift; and (4) a pledge of Nuevo Common Stock as collateral, to a banking institution; provided, in each case, that the transferee, pledgee or other person receiving such shares shall agree to all of the restrictions set forth in this lock-up agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred to or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

     In furtherance of the foregoing, the Company, the Trust, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this lock-up agreement.

     The undersigned understands that, if both Underwriting Agreements do not become effective, or if both Underwriting Agreements (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the TECONS and the Common Stock, the undersigned shall be released from all obligations to you under this lock-up agreement.

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

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     The undersigned understands that the Underwriters are entering into the Underwriting Agreements and proceeding with the Public Offerings in reliance upon this letter agreement. The undersigned agrees that the provisions of this letter agreement shall also be binding upon the successors, assigns, heirs or personal representatives of the undersigned, as the case may be.

                                    Very truly yours,

                                    By_________________________________
                                      Name:
                                      Title:

Accepted as of the date first set forth above:

J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MORGAN KEEGAN & COMPANY, INC.
PAINEWEBBER INCORPORATED

Acting severally on behalf of themselves and the several Underwriters

By:  J.P. MORGAN SECURITIES INC.
     Acting on behalf of itself and the
      several Underwriters

     By:__________________________
        Name:
        Title:

J.P. MORGAN SECURITIES INC.
SALOMON BROTHERS INC

By:  J.P. MORGAN SECURITIES INC.
     Acting on behalf of itself and the
      several Underwriters

     By:____________________________
        Name:
        Title:


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